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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 2, 2011, except for Notes 12(b) and (c), as to which the date is December 20, 2011, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-177677) and related Prospectus of Verastem, Inc.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
December 20, 2011

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm